                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               _________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  March 26, 1999

                               PINKERTON'S, INC.
              (Exact Name of Registrant as Specified in Charter)

        Delaware                                     1-11841                           13-5318100
(State or Other Jurisdiction                       (Commission                       (IRS Employer
of Incorporation)                                  File Number)                    Identification No)

4330 Park Terrace Drive
Westlake Village, California                                         91361
(Address of Principal Executive                                    (Zip Code)
             Offices)

Registrant's telephone number, including area code:     (818) 706-6800

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 1.  Changes in Control of Registrant

     On March 26, 1999, Securitas AB, a corporation organized under the laws of Sweden ("Securitas"), announced that Securitas Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Securitas ("Purchaser"), had completed its previously announced tender offer (the "Offer") for all of the issued and outstanding shares of common stock, par value $0.001 per share (the "Company Common Stock"), including the associated rights to purchase Series A Junior Participating Preferred Stock (together with the Company Common Stock, the "Shares"), of Pinkerton's, Inc., a Delaware corporation (the "Company"), at a purchase price of $29.00 per Share, net to seller in cash, without interest. The Offer was made pursuant to an Agreement and Plan of Merger, dated as of February 19, 1999, by and among the Company, Securitas and Purchaser (the "Merger Agreement"). On 12:00 Midnight, New York City time, on Thursday, March 25, 1999, the Offer expired. As of the expiration of the Offer and based on a preliminary count, 12,157,501 Shares, representing approximately 99.3% of the outstanding Shares, had been validly tendered and not withdrawn pursuant to the Offer (including 99,305 Shares tendered by means of guaranteed delivery). Purchaser has accepted for payment and has notified the Depositary to promptly pay for the tendered and accepted Shares, in accordance with the Offer.

     In addition, Section 1.3 of the Merger Agreement provides that upon the purchase by Purchaser of any Shares pursuant to the Offer, Securitas is entitled to designate such number of directors, rounded up to the next whole number, on the Board of Directors of the Company (the "Board") as will give Securitas representation on the Board equal to at least that number of directors which equals the product of the total number of directors on the Board multiplied by the percentage that the aggregate number of Shares beneficially owned by Securitas or any of its affiliate bears to the number of Shares outstanding. Following the consummation of the Offer, the following directors of the Company resigned as a member of the Board: Peter H. Dailey, Gerald D. Murphy, J. Kevin Murphy, Thomas W. Wathen and William H. Webster. Pursuant to Section 1.3 of the Merger Agreement, Securitas designated the following individuals to fill the vacancies on the Board resulting from the resignations of Messrs. Dailey, G. Murphy, J. Murphy, Wathen and Webster:

          Hans Olof Gluckman Bengtsson (designated as a Class II director); Thomas F. Berglund (designated as a Class III director);
          Amund Skarholt (designated as Class I director);
          Mats Uebel (designated as Class I director); and
          Hakan Winberg (designated as Class I director).

     On March 31, 1999, pursuant to the Merger Agreement, Purchaser merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Securitas (the "Merger"). The approval of the holders of the Shares was not required to effect the Merger pursuant to the applicable provisions of the Delaware General Corporation Law. The Shares issued and outstanding immediately prior to the effective time of the Merger and not otherwise acquired pursuant to the Offer were converted, subject to any appraisal rights, into the right to receive $29.00 per Share, net to seller in cash, without interest.

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     The preceding is qualified by reference to the Merger Agreement, which has been filed as an exhibit hereto and incorporated herein by reference.

     Following the consummation of the Merger, the Board, being the former board of directors of Purchaser, approved by unanimous written consent to increase the number of directors permitted on the Board from two to nine and elected the following individuals to fill the vacancies resulting from the increase in the number of directors:

     Hans Olof Bengtsson;
     Denis R. Brown;
     C. Michael Carter;
     James P. McCloskey;
     Amund Skarholt;
     Mats Uebel; and
     Don W. Walker.

     Furthermore, the Company had been informed that financing for the Offer was provided through multicurrency revolving credit loans (each, a "Loan") pursuant to a $440 million unsecured revolving credit facility provided by Deutsche Bank AG, as Arranger (the "Arranger"), Deutsche Bank Luxemborg S.A., as Facility Agent (the "Facility Agent"), and the financial institutions party thereto (the "Banks"). Pursuant to a Loan Agreement, dated February 18, 1999, among Securitas, the Arranger, the Facility Agent and the Banks (the "Loan Agreement"), the Banks have committed to grant to Securitas a multicurrency revolving credit facility under which the Banks will make loans in Dollars, Euros or Optional Currencies (as such terms are defined in the Loan Agreement) up to an aggregate amount not to exceed $440 million. The rate of interest on each Loan for its Interest Period (as defined below) is the rate per annum determined by the Facility Agent to be the aggregate of (i) .30% per annum and
(ii) the applicable LIBOR, or, in the case of a Loan in Euros, EURO-LIBOR, or, in the case of a Loan in SEK, STIBOR. Securitas will repay each Loan in full on the last day of its Interest Period. "Interest Period'' means (as selected by Securitas) one, two or three months or such other period as may be agreed upon between Securitas and the Banks for a Loan, subject to certain adjustments. Unless the Facility Agent otherwise agrees, no more that eight Interest Periods of one month's duration may be selected in any calendar year. The Loans mature nine months from the date of the Loan Agreement, subject to an extension which can be exercised by Securitas, of up to two years. The Loan Agreement provides that the borrowings thereunder are subject to certain conditions precedent and provides for customary representations and warranties. The preceding is qualified in its entirety by the full text of the Loan Agreement, which was included as an exhibit to Securitas' and Purchaser's Schedule 14D-1 filed with the Securities and Exchange Commission (the "SEC") on February 26, 1999.

     Additional information regarding the Offer and the Merger is included in the Company's Solicitation/Recommendation Statement on Schedule 14D-9 which was filed with the SEC on February 26, 1999 and provided to the Company's stockholders.

     A copy of the press release of Securitas announcing the consummation of the Offer is attached hereto as an exhibit and is incorporated herein by reference.

Item 5.  Other Events.

     The Company intends to exercise its prepayment option (subject to a prepayment penalty) and redeem all of the outstanding 10.35% Senior Notes due June 15, 2000 (the "Notes"), in accordance with the terms of the Note Purchase Agreement (the "Note Purchase Agreement"), dated June 14, 1990, between the Company and each of the purchasers party thereto. The current aggregate principal amount of the Notes outstanding is approximately $17.2 million. The Company intends to obtain the funds for the redemption by way of (i) a direct financing from Securitas, (ii) a drawdown from the Company's current credit facility pursuant to the Company's Revolving Credit Agreement entered into with Citicorp, USA, Inc., as Agent, or (iii) a combination of both. The Company will give notice of its optional prepayment to each noteholder within the time period set forth in the Note Purchase Agreement.

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Item 7.  Exhibits.


Exhibit No.                                       Description
-----------                                       -----------

           99.1   Agreement and Plan of Merger, dated as of February 19, 1999, by and among the Company, Securitas and Purchaser.*
           99.2   Press Release issued by Securitas, dated March 26, 1999.


________________________
* Filed as Exhibit (c)(1) to the Schedule 14D-1 filed by Securitas and Purchaser on February 26, 1999 and incorporated herein by reference.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PINKERTON'S, INC.

Date:  April 13, 1999             By: /s/ C. Michael Carter
                                     --------------------------------
                                     Name:  C. Michael Carter
                                     Title: Executive Vice President,
                                            General Counsel and
                                            Corporate Secretary

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                                 EXHIBIT INDEX



Exhibit No.                                       Description
-----------                                       -----------

           99.1   Agreement and Plan of Merger, dated as of February 19, 1999, by and among the Company, Securitas and Purchaser.*
           99.2   Press Release issued by Securitas, dated March 26, 1999.


_________________
* Filed as Exhibit (c)(1) to the Schedule 14D-1 filed by Securitas and Purchaser on February 26, 1999 and incorporated herein by reference.

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